Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-179272
333-183060

TIAA-CREF Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER (3)

Dated December 12, 2018 to the:

M Intelligent VUL Prospectus

dated May 1, 2018, as supplemented August 15, 2018 and November 15, 2018

M Intelligent Survivorship VUL Prospectus

dated May 1, 2018, as supplemented August 15, 2018 and November 15, 2018

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

M INTERNATIONAL EQUITY FUND

On pages 27-29 of the M Intelligent Life VUL prospectus and pages 26-28 of the M Intelligent Life Survivorship VUL prospectus, the Portfolio Investment Managers and Investment Objectives table has been updated as follows to reflect a new Investment Manager (sub-advisor) for the M International Equity Fund, effective November 15, 2018.

Portfolio	Investment Manager	Investment Objective
M International Equity Fund	M Financial Investment Advisers, Inc. Dimensional Fund Advisors, LP (sub-adviser)	Seeks to provide long-term capital appreciation.

For more information about these changes and about the portfolios in general, refer to the M Fund Prospectus.

A40437 12/18